UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Promap Corporation

(Exact name of registrant as specified in its charter)

Colorado	20-8096131
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

7060 B South Tucson Way, Centennial, Colorado	80112
(State of incorporation or organization)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  [X]

Securities Act registration statement file number to which this form relates:  333-163342

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock - No Par Value

(Title of class)

DESCRIPTION OF SECURITIES

Item 1.  Description of Registrant’s Securities to be Registered.

Registrant’s Registration Statement on Form S-1 under the Securities Act of 1933, No. 333-163342, declared effective on June 25, 2010 (the “Effective Registration Statement”), is incorporated herein by reference, including specifically, “Description of Securities,” contained therein.

Item 2.  Exhibits.

1.	Specimen Certificate for no par value common stock of the Registrant.

2.	Articles of Incorporation of Registrant, as amended and restated, filed as Exhibit 3.3 to the Effective Registration Statement, and are incorporated herein by reference.

3.	Bylaws of Registrant, filed as Exhibit 3.4 to the Effective Registration Statement, are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

PROMAP CORPORATION

Date: July 11, 2011	By: Steven A. Tedesco
Steven A. Tedesco, President and CEO